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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21120

Conestoga Funds
(Exact name of registrant as specified in charter)

550 E. Swedesford Road, Suite 120 Wayne, PA	19087
(Address of principal executive offices)	(Zip code)

Conestoga Capital Advisors 550 E. Swedesford Road, Suite 120 Wayne, PA 19087
(Name and address of agent for service)

With Copy To:

Josh Deringer, Esq.

Drinker Biddle

One Logan Square, Suite 2000

Philadelphia, PA 19103

Registrant's telephone number, including area code:	(800) 320-7790

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles. A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.

A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Conestoga Funds

SMALL CAP FUND

SMID CAP FUND

M a n a g e d B y

ANNUAL REPORT

September 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at 1-800-494-2755 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at 1-800-494-2755. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

CONESTOGA FUNDS CHAIRMAN’S LETTER

November 20, 2019

Dear Fellow Shareholders of the Conestoga Funds,

On behalf of the Conestoga Funds’ (the “Trust”) Board of Trustees (the “Board”), I am pleased to present you with our 2019 Annual Report.

The Conestoga Small Cap Fund’s (the “Small Cap Fund”) and the Conestoga SMid Cap Fund’s (the “SMid Cap Fund” and together with the Small Cap Fund, the “Funds”) fiscal year began with a sharp decline in the equity markets – small capitalization indices dropped roughly 20% in the fourth quarter of 2018. Markets reversed and recovered most of these losses in the first three quarters of 2019 and ended the fiscal year with more modest losses. I am pleased to report that both the Small Cap Fund and SMid Cap Fund outperformed their respective benchmarks over the Funds’ fiscal years. Conestoga Capital Advisors provides a complete review of performance in the Manager’s Letter that follows.

The Small Cap Fund remains in a soft close, and we are pleased to report this has moderated the inflows to the Small Cap Fund. The SMid Cap Fund experienced over $38.3 million of net inflows during the fiscal year, and net assets rose to $124.2 million. The SMid Cap Fund celebrated its five-year anniversary in January 2019, and we believe that the SMid Cap Fund has a bright future ahead.

The Board will experience retirements and new additions in the year ahead. Richard C. Ten Haken, one of the original Trustees, announced his retirement from the Board earlier this year and he formally retired this month. Richard’s service to the shareholders and the Board since 2002 has been an important part of our success. He brought decades of investment and fiduciary experience to the Board, and he very capably led the Audit Committee since its inception. Richard’s strength of character and warm personality also helped shape the working environment of the Board. Denise Marbach, who joined the Board in 2018 and has an extensive career in public accounting, now succeeds Richard as Audit Committee Chair.

In November of 2020, I plan to retire from the Board after serving as Trustee since the Trust’s inception in 2002. It has been my pleasure to serve the shareholders of the Funds, both as a Portfolio Manager of the Funds from inception to my retirement in 2014, and as a Trustee. I am very proud of the investment results that the Funds have accomplished over the years, and I have every confidence in Conestoga Capital Advisors and the Board of Trustees as they continue to serve the Funds’ shareholders in the future.

On behalf of the entire Board, thank you for your continued investment in the Conestoga Funds.

Sincerely,

Wm. C. Martindale Jr.

Wm. C. Martindale Jr.
Chairman
The Conestoga Funds

CONESTOGA FUNDS MANAGER’S LETTER

November 20, 2019

Dear Fellow Shareholders,

U.S. equity markets declined over the Funds’ fiscal year ended September 30, 2019 (“Fiscal Year”) – primarily due to the sharp drop in the fourth quarter 2018 – as ongoing concerns about economic growth, global trade, and geopolitics frequented daily headlines. Major world economies produced positive but slower growth. Little progress was made on U.S. – China trade negotiations, but markets swayed on rising and falling hopes for a deal. Geopolitical shocks also impacted the markets at times, most notably the spike in crude oil after Saudi Arabian refineries were attacked via drones.

Citing concerns over future growth, the Federal Reserve cut short-term interest rates on three occasions during the Funds’ Fiscal Years, and once again in late October of 2019. Larger capitalization stocks reported stronger earnings growth relative to smaller capitalization stocks and, as one would expect in this environment, outperformed as a result.

The double-digit rally of 2019 has lifted large cap indices modestly above their levels from one year ago, and Small- and SMid-Cap indices are only slightly below their prior year marks. Despite the strong returns for equities this year-to-date, investors appear nervous about future returns. The old proverb that bull markets climb a wall of worry is apropos in 2019. While there are many “worries,” it is worth noting that a resolution of any of the major issues (i.e., Brexit, China – U.S. trade, etc.) could boost enthusiasm for equities. In the meantime, with bond yields at historic lows, it is also difficult to identify attractive investment alternatives to equities.

Returns for both the Conestoga Small Cap Fund and the Conestoga SMid Cap Fund for the periods through September 30, 2019 are below:

	3Q 2019	YTD 2019	1 Year	3 Years*	5 Years*	10 Years*	Since Inception* (10-1-02)
Conestoga Small Cap Fund (Investors Class)	-3.69%	18.86%	-3.57%	17.26%	15.73%	14.70%	12.23%
Russell 2000 Growth Index	-4.17%	15.34%	-9.63%	9.79%	9.08%	12.25%	10.82%
Russell 2000 Index	-2.40%	14.18%	-8.89%	8.23%	8.19%	11.19%	10.18%

	3Q 2019	YTD 2019	1 Year	3 Years*	5 Years*	Since Inception* (1-21-14)
Conestoga SMid Cap Fund (Investors Class)	0.06%	26.64%	1.50%	20.03%	14.51%	9.99%
Russell 2500 Growth Index	-3.18%	19.97%	-4.11%	12.33%	10.22%	8.59%
Russell 2500 Index	-1.28%	17.72%	-4.04%	9.51%	8.57%	7.39%

*	Note – All periods longer than one-year are annualized.

SMALL CAP FUND PERFORMANCE REVIEW

For the one year ended September 30, 2019, the Conestoga Small Cap Fund (Investors Class Shares) declined -3.57%, outperforming the Russell 2000 Growth Index loss of -9.63% and the Russell 2000 Index loss of -8.89%. We expect the Small Cap Fund to outperform during down markets and periods of higher volatility, and we are pleased this was the case over the Small Cap Fund’s Fiscal Year. Stock selection generated the majority of the Small Cap Fund’s excess return relative to the benchmarks. Selection effects were strongest in the health care, producer durables, materials & processing, and technology sectors. Selection was weakest in the consumer discretionary sector.

Within health care, the Small Cap Fund benefited from its underweight to the biotechnology and pharmaceutical industries, which underperformed the broader health care sector. The Small Cap Fund’s two positions in the biotechnology industry – Repligen Corp. and Ligand Pharmaceuticals – produced mixed results. Repligen was the top performer among the Small Cap Fund’s health care holdings, as sustained demand for its key ingredients to the biopharma industry generated increased earnings. In contrast, Ligand Pharmaceuticals saw its stock fall as investors remain concerned about future earnings growth and the replacement royalties from the sale of Promacta, a key source of revenue. We remind our shareholders that the Small Cap Fund’s positions in the biotechnology and pharmaceutical industries are held to the same standards of investment as all other stocks in the Small Cap Fund. As a result, we are typically underweighted in these industries, which are often populated with many loss-making companies and binary outcomes.

Other key contributors to relative return in the health care sector included the medical services companies Omnicell, Inc. and Medidata Solutions, Inc., as well as the surveying company National Research Corp. Medidata Solutions was one of three companies that were the targets of acquisitions in the Small Cap Fund. Omnicell and National Research generated revenue and/or earnings growth that generally exceeded expectations.

Within producer durables, the Small Cap Fund benefited from its positions in Exponent, Inc., ESCO Technologies, Inc., Paylocity Holding Corp., and WageWorks, Inc. We note that each of these companies, with the exception of ESCO Technologies, is more service-oriented than the typical producer durables company. We believe service-oriented companies likely benefited from a perception of being less exposed to manufacturing weakness and trade concerns during the last twelve months. WageWorks recovered from its difficult 2018 performance related to its delayed financial reporting and was acquired by Health Equity, Inc.

AAON, Inc., a manufacturer of specialty heating, venting and air conditioning systems, and Trex Company, a manufacturer to composite decking, were the top performers in the materials & processing sector. Both companies posted revenue and earnings growth that were cheered on by investors. Within technology, PROS Holdings and Mercury Systems, Inc. generated excess returns versus the Fund’s benchmarks. PROS Holdings began to realize the benefits of the transition from a perpetual to term (subscription) licensing model and Mercury Systems reported earnings growth that topped analyst estimates.

Stock selection was weakest in the consumer discretionary sector, despite this being home to the third acquisition in the Small Cap Fund. Sotheby’s, Inc., the art and luxury auction house, was acquired and taken private by a French billionaire. Offsetting the positive contribution of Sotheby’s was the sharp decline of Stamps.com, Inc., which surprised investors – including Conestoga Capital Advisors – that they were ending their exclusive reseller agreement with the U.S. Postal Service. Shares of Stamps.com declined over 50% on the announcement. After review and several discussions with Stamps.com’s management team, Conestoga Capital Advisors sold the position from the Small Cap Fund.

We continued to add new companies to the Small Cap Fund, which we believe offer the long-term potential that is consistent with the Fund’s investment objectives. Over the Fiscal Year, we added eleven new stocks to the Small Cap Fund, ranging across a variety of sectors and industries. We also sold eleven stocks from the Small Cap Fund. In addition to Stamps.com, Inc., we removed HealthStream, Inc., NIC, Inc., Westwood Holdings Group, Inc., Healthcare Services Group, NVE Corp., and Matador Resources Co. for fundamental reasons. Medidata Solutions, Inc., Sotheby’s, Inc. and WageWorks, Inc. were acquired by other companies. Rollins, Inc., a holding of the Small Cap Fund since 2005, was sold as its market capitalization rose to that of a mid-capitalization company.

SMID CAP FUND PERFORMANCE REVIEW

The Conestoga SMid Cap Fund (Investors Class Shares) rose 1.50% over the twelve months ended September 30, 2019 (the “Fiscal Year”). This outperformed the Russell 2500 Growth Index, which declined -4.11%, and the Russell 2500 Index decline of -4.04%, over the same period. As was the case with the Small Cap Fund, the outperformance was primarily driven by stock selection effects. Sector allocations provided a small positive effect on relative returns over the Fiscal Year.

For the second consecutive year, the producer durables sector generated the largest stock selection effects. Copart, Inc., which was one of last year’s top contributors, was this Fiscal Year’s top contributor. Copart is a remarketer and auction company for automobiles, and the company is benefiting from a market increase in car miles driven, accident frequency, rising total loss rates and recurring catastrophic events. CoStar Group, Inc. and HEICO Corporation also repeated their names among the top contributors in this Fiscal Year, joined by Exponent, Inc. WageWorks, Inc. recovered from the issues surrounding its delayed financial reporting and was acquired at a premium to the prior day close by Health Equity, Inc. Partially offsetting these companies’ contributions was weaker results from Westinghouse Air Brake Technologies Corp., which reported disappointing results and was removed from the SMid Cap Fund.

The health care sector was also home to several key contributors to positive stock selection. Conestoga Capital Advisors infrequently participates in initial public offerings (IPOs), but we did purchase Health Catalyst, Inc. in its IPO in July, following over a year of due diligence. The data analytics and consulting services company appreciated after its debut of trading, and we believe it can provide long-term capital appreciation in the years ahead. Repligen Corp. and Teleflex, Inc. were the two top contributors in the sector, with each company reporting better-than-expected revenue and/or earnings growth. Ligand Pharmaceuticals, Inc. detracted from return due to uncertainty surrounding the reinvestment of proceeds from monetizing one of its major royalty streams and the release of a negative report by a short-seller.

The financial services sector can be challenging for Conestoga Capital Advisors to find companies that meet our earnings growth goals and without significant debt (leverage). However, we were able to find and purchase several stocks within the sector that met our criteria for the SMid Cap Fund. Fair Isaac Co. was added to the SMid Cap Fund in the fourth quarter of 2018 during the market decline and was one of the SMid Cap Fund’s top contributors in the Fiscal Year. Best known for their FICO credit rating scores, Fair Isaac has enhanced their software offerings and raised pricing to grow revenue and earnings.

While stock selection effects relative to the benchmark were not significantly negative in any sector, the SMid Cap Fund did have a handful of names with meaningful negative returns. As was the case with the Small Cap Fund, the SMid Cap Fund held Stamps.com, Inc. and suffered from its sharp decline in the spring. Within energy, Core Laboratories N.V. fell more than 50% over the Fiscal Year, but this was not too far behind the dismal performance of the energy sector (which is underweighted by the SMid Cap Fund). MGP Ingredients, Inc., within the consumer staples sector, was another detractor from relative return.

We added twelve new positions to the SMid Cap Fund and removed fourteen positions in their entirety during the Fiscal Year. Given the volatility of the market in the fourth quarter of 2018 and second quarter of 2019, we sought to take advantage of what we believe were attractive entry points for new companies while removing those companies that no longer met our standards of investment conviction. In addition, we trimmed or added to positions throughout the year, seeking to take advantage of modest under- or over-valuations in companies which still meet our long-term criteria. At the end of the Fiscal Year, thirty-one stocks were held in both the SMid Cap Fund and Small Cap Fund, representing roughly 55% of the SMid Cap Fund.

CONESTOGA CAPITAL ADVISORS (“CONESTOGA”) FIRM UPDATE

Conestoga’s total assets were over $4.5 billion as of September 30, 2019. Total Small Cap Growth assets, including the Conestoga Small Cap Fund as well as separate accounts managed by Conestoga, were just over $4.2 billion, similar to their year-ago levels. We believe the soft close of the Conestoga Small Cap Fund is having the desired effect of moderating net inflows to the Fund. For the Fiscal Year, the Small Cap Fund experienced net inflows of $56.8 million.

Conestoga’s SMid Cap Growth strategy assets under management rose to $206.7 million as of September 30, 2019, which includes net assets of $124.2 million in the Conestoga SMid Cap Fund. The SMid Cap Fund experienced net inflows of $38.4 million during the Fiscal Year and the Investors Class celebrated its five-year anniversary in January. We are confident that the SMid Cap Fund can continue its growth in the years ahead, and it is the primary focus of our new business development efforts.

As we did in 2018, Conestoga continued our program of expanding ownership across the firm. The same six individuals that participated in the purchase of ownership in 2018 did so again in 2019. We also offered ownership to Jeff Riggs, who joined the firm in 2016 as Institutional Sales and Client Service Officer. Eleven of our twelve members are now owners of Conestoga.

On behalf of all the members of Conestoga, we thank you for your investment in the Funds.

Sincerely,

Robert M. Mitchell Managing Partner – Co-Portfolio Manager Small and SMid Cap Funds	Joseph F. Monahan Managing Partner – Co-Portfolio Manager Small and SMid Cap Funds
Derek S. Johnston Partner – Co-Portfolio Manager SMid Cap Fund

CONESTOGA SMALL CAP FUND - INSTITUTIONAL CLASS PERFORMANCE INFORMATION September 30, 2019 (Unaudited)

Comparison of the Change in Value of a $250,000
Investment in Conestoga Small Cap Fund – Institutional Class,
the Russell 2000® Growth Index and the Russell 2000® Index

Average Annual Total Returns for the Periods Ended September 30, 2019
	1 Year	3 Years	5 Years	Since Inception (8/13/2014)
Conestoga Small Cap Fund - Institutional Class	(3.39%)	17.50%	15.97%	14.50%
Russell 2000® Growth Index	(9.63%)	9.79%	9.08%	8.30%
Russell 2000® Index	(8.89%)	8.23%	8.19%	7.26%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares but does reflect the reinvestment of all dividends and distributions. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership. The Russell 2000® Index is a common benchmark for mutual funds that identify themselves as “small-cap.”

CONESTOGA SMALL CAP FUND - INVESTORS CLASS PERFORMANCE INFORMATION September 30, 2019 (Unaudited)

Comparison of the Change in Value of a $10,000
Investment in Conestoga Small Cap Fund – Investors Class,
the Russell 2000® Growth Index and the Russell 2000® Index

Average Annual Total Returns for the Periods Ended September 30, 2019
	1 Year	3 Years	5 Years	10 Years	15 Years	Since Inception (10/1/2002)
Conestoga Small Cap Fund - Investors Class	(3.57%)	17.26%	15.73%	14.70%	10.79%	12.23%
Russell 2000® Growth Index	(9.63%)	9.79%	9.08%	12.25%	9.04%	10.82%
Russell 2000® Index	(8.89%)	8.23%	8.19%	11.19%	8.19%	10.18%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares but does reflect the reinvestment of all dividends and distributions. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership. The Russell 2000® Index is a common benchmark for mutual funds that identity themselves as “small-cap.”

CONESTOGA SMID CAP FUND - INSTITUTIONAL CLASS PERFORMANCE INFORMATION September 30, 2019 (Unaudited)

Comparison of the Change in Value of a $250,000
Investment in Conestoga SMid Cap Fund – Institutional Class,
the Russell 2500® Growth Index and the Russell 2500® Index

Average Annual Total Returns for the Periods Ended September 30, 2019
	1 Year	3 Years	Since Inception (12/15/2014)
Conestoga SMid Cap Fund - Institutional Class	1.72%	20.32%	14.96%
Russell 2500® Growth Index	(4.11%)	12.33%	10.15%
Russell 2500® Index	(4.04%)	9.51%	8.62%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares but does reflect the reinvestment of all dividends and distributions. The Russell 2500® Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500® companies with higher growth earnings potential as defined by Russell’s leading style methodology. The Russell 2500® Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership.

CONESTOGA SMID CAP FUND - INVESTORS CLASS PERFORMANCE INFORMATION September 30, 2019 (Unaudited)

Comparison of the Change in Value of a $10,000
Investment in Conestoga SMid Cap Fund – Investors Class,
the Russell 2500® Growth Index and the Russell 2500® Index

Average Annual Total Returns for the Periods Ended September 30, 2019
	1 Year	3 Years	5 Years	Since Inception (1/21/2014)
Conestoga SMid Cap Fund - Investors Class	1.50%	20.03%	14.51%	9.99%
Russell 2500® Growth Index	(4.11%)	12.33%	10.22%	8.59%
Russell 2500® Index	(4.04%)	9.51%	8.57%	7.39%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares but does reflect the reinvestment of all dividends and distributions. The Russell 2500® Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500® companies with higher growth earnings potential as defined by Russell’s leading style methodology. The Russell 2500® Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership.

CONESTOGA SMALL CAP FUND PORTFOLIO HOLDINGS September 30, 2019 (Unaudited)

Sector Diversification
(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Exponent, Inc.	4.3%
Descartes Systems Group, Inc. (The)	3.6%
Cantel Medical Corporation	3.2%
Simpson Manufacturing Company, Inc.	3.0%
Omnicell, Inc.	2.9%
Mesa Laboratories, Inc.	2.8%
Trex Company, Inc.	2.7%
Neogen Corporation	2.7%
Fox Factory Holding Corporation	2.6%
PROS Holdings, Inc.	2.6%

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS September 30, 2019
COMMON STOCKS — 96.4%	Shares	Value
Consumer Discretionary — 8.2%
Auto Parts — 1.7%
Dorman Products, Inc. (a)	563,599	$44,828,665

Education Services — 2.0%
Grand Canyon Education, Inc. (a)	527,965	51,846,163

Leisure Time — 2.6%
Fox Factory Holding Corporation (a)	1,104,143	68,721,860

Specialty Retail — 1.9%
SiteOne Landscape Supply, Inc. (a)	661,165	48,939,433

Consumer Staples — 4.2%
Beverage: Brewers and Distillers — 1.5%
MGP Ingredients, Inc.	811,704	40,325,455

Foods — 1.4%
Chefs’ Warehouse, Inc. (The) (a)	874,479	35,258,993

Personal Care — 1.3%
WD-40 Company	181,808	33,369,040

Financial Services — 1.8%
Real Estate Services — 1.8%
FirstService Corporation	458,245	47,002,190

Health Care — 18.4%
Biotechnology — 4.1%
Ligand Pharmaceuticals, Inc. (a)	417,780	41,585,821
Repligen Corporation (a)	835,685	64,088,683
		105,674,504
Health Care Management Services — 0.9%
National Research Corporation	418,959	24,194,882

Health Care Services — 2.9%
Omnicell, Inc. (a)	1,027,935	74,288,863

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 96.4% (Continued)	Shares	Value
Health Care — 18.4% (Continued)
Medical and Dental Instruments & Supplies — 10.5%
Bio-Techne Corporation	206,435	$40,393,136
Cantel Medical Corporation	1,114,870	83,392,276
LeMaitre Vascular, Inc. (b)	1,176,489	40,212,394
Merit Medical Systems, Inc. (a)	1,332,870	40,599,220
Neogen Corporation (a)	1,033,411	70,385,623
		274,982,649
Materials & Processing — 11.7%
Building Materials — 5.7%
Simpson Manufacturing Company, Inc.	1,123,645	77,947,254
Trex Company, Inc. (a)	796,105	72,389,828
		150,337,082
Building: Climate Control — 2.0%
AAON, Inc.	1,114,090	51,181,295

Chemicals: Specialty — 2.1%
Balchem Corporation	542,565	53,817,022

Metal Fabricating — 1.9%
Omega Flex, Inc.	76,229	7,794,415
RBC Bearings, Inc. (a)	247,660	41,089,271
		48,883,686
Producer Durables — 22.3%
Aerospace — 1.1%
Axon Enterprise, Inc. (a)	526,830	29,913,407

Construction — 0.8%
Construction Partners, Inc. - Class A (a)	1,344,556	20,948,183

Engineering & Contracting Services — 4.3%
Exponent, Inc.	1,602,645	112,024,886

Machinery: Construction and Handling — 2.2%
Douglas Dynamics, Inc. (b)	1,268,950	56,557,102

Machinery: Industrial — 3.4%
EVI Industries, Inc.	354,622	11,319,534
John Bean Technologies Corporation	386,515	38,431,186
Proto Labs, Inc. (a)	396,810	40,514,301
		90,265,021

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 96.4% (Continued)	Shares	Value
Producer Durables — 22.3% (Continued)
Machinery: Specialty — 2.0%
Albany International Corporation - Class A	575,690	$51,904,210

Scientific Instruments: Control & Filter — 4.1%
ESCO Technologies, Inc.	799,400	63,600,264
Helios Technologies, Inc.	1,044,495	42,375,162
		105,975,426
Scientific Instruments: Gauges & Meters — 2.8%
Mesa Laboratories, Inc. (b)	309,781	73,656,628

Scientific Instruments: Pollution Control — 1.6%
Casella Waste Systems, Inc. - Class A (a)	953,380	40,938,137

Technology — 29.8%
Computer Services Software & Systems — 24.1%
ACI Worldwide, Inc. (a)	1,799,550	56,370,904
Altair Engineering, Inc. - Class A (a)	1,100,190	38,088,578
Blackbaud, Inc.	672,420	60,746,423
BlackLine, Inc. (a)	788,800	37,712,528
Bottomline Technologies (de), Inc. (a)	1,312,750	51,656,713
Descartes Systems Group, Inc. (The) (a)	2,343,040	94,447,942
Five9, Inc. (a)	341,395	18,346,567
Mercury Systems, Inc. (a)	821,008	66,641,219
Paylocity Holding Corporation (a)	475,545	46,403,681
PROS Holdings, Inc. (a)	1,125,340	67,070,264
SPS Commerce, Inc. (a)	864,820	40,707,077
Tyler Technologies, Inc. (a)	197,285	51,787,313
		629,979,209
Electronic Components — 2.0%
Rogers Corporation (a)	384,545	52,571,147

Production Technology Equipment — 1.7%
Novanta, Inc. (a)	554,430	45,308,020

Telecommunications Equipment — 2.0%
Vocera Communications, Inc. (a)(b)	2,078,300	51,230,095

Total Common Stocks (Cost $1,738,872,708)		$2,514,923,253

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 0.8%	Shares	Value
Fidelity Investments Treasury Only Portfolio - Institutional Shares, 1.90% (c) (Cost $20,657,555)	20,657,555	$20,657,555

Total Investments at Value — 97.2% (Cost $1,759,530,263)		$2,535,580,808

Other Assets in Excess of Liabilities — 2.8%		74,407,341

Net Assets — 100.0%		$2,609,988,149

(a)	Non-income producing security.
(b)	The Fund owned 5% or more of the company’s outstanding voting shares thereby making the company an affiliate of the Fund as that term is defined in the Investment Company Act of 1940 (Note 5).
(c)	The rate shown is the 7-day effective yield as of September 30, 2019.
See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND PORTFOLIO HOLDINGS September 30, 2019 (Unaudited)

Sector Diversification
(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Bright Horizons Family Solutions, Inc.	3.2%
HEICO Corporation - Class A	3.0%
Omnicell, Inc.	2.8%
Pool Corporation	2.8%
Tyler Technologies, Inc.	2.7%
Trex Company, Inc.	2.7%
Jack Henry & Associates, Inc.	2.5%
Rollins, Inc.	2.4%
Exponent, Inc.	2.4%
West Pharmaceutical Services, Inc.	2.4%

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS September 30, 2019
COMMON STOCKS — 95.6%	Shares	Value
Consumer Discretionary — 14.4%
Consumer Services — 1.4%
Grand Canyon Education, Inc. (a)	17,320	$1,700,824

Consumer Services: Miscellaneous — 1.4%
IAA, Inc. (a)	42,085	1,756,207

Educational Services — 3.2%
Bright Horizons Family Solutions, Inc. (a)	26,135	3,985,587

Leisure Time — 5.0%
Pool Corporation	17,010	3,430,917
Vail Resorts, Inc.	12,155	2,765,992
		6,196,909
Recreational Vehicles & Boats — 1.4%
LCI Industries	19,325	1,775,001

Specialty Retail — 2.0%
SiteOne Landscape Supply, Inc. (a)	33,835	2,504,467

Consumer Staples — 2.6%
Beverage: Brewers and Distillers — 1.0%
MGP Ingredients, Inc.	25,075	1,245,726

Foods — 1.6%
Chefs’ Warehouse, Inc. (The) (a)	50,325	2,029,104

Energy — 0.9%
Energy Equipment — 0.9%
Core Laboratories N.V.	22,820	1,063,868

Financial Services — 3.8%
Financial Data & Systems — 2.5%
Jack Henry & Associates, Inc.	21,730	3,171,928

Real Estate Services — 1.3%
FirstService Corporation	15,235	1,562,654

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.6% (Continued)	Shares	Value
Health Care — 19.8%
Biotechnology — 3.4%
Ligand Pharmaceuticals, Inc. (a)	13,805	$1,374,150
Repligen Corporation (a)	36,590	2,806,087
		4,180,237
Health Care Services — 2.8%
Omnicell, Inc. (a)	47,525	3,434,632

Healthcare Care Services — 1.4%
Health Catalyst, Inc. (a)	56,825	1,797,943

Medical and Dental Instruments & Supplies — 12.2%
Bio-Techne Corporation	9,845	1,926,371
Cantel Medical Corporation	39,179	2,930,589
Merit Medical Systems, Inc. (a)	64,253	1,957,146
Neogen Corporation (a)	40,843	2,781,817
Teleflex, Inc.	7,805	2,651,749
West Pharmaceutical Services, Inc.	20,774	2,946,169
		15,193,841
Materials & Processing — 9.0%
Building Materials — 6.1%
Simpson Manufacturing Company, Inc.	24,755	1,717,254
Trex Company, Inc. (a)	36,425	3,312,125
Watsco, Inc.	15,005	2,538,546
		7,567,925
Chemicals: Specialty — 1.4%
Balchem Corporation	17,530	1,738,801

Metal Fabricating — 1.5%
RBC Bearings, Inc. (a)	11,046	1,832,642

Producer Durables — 22.6%
Aerospace — 4.8%
Axon Enterprise, Inc. (a)	37,880	2,150,826
HEICO Corporation - Class A	38,545	3,750,814
		5,901,640
Back Office Support, HR & Consulting — 1.8%
Copart, Inc. (a)	27,170	2,182,566

Construction — 0.8%
Construction Partners, Inc. - Class A (a)	67,800	1,056,324

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.6% (Continued)	Shares	Value
Producer Durables — 22.6% (Continued)
Engineering & Contracting Services — 2.4%
Exponent, Inc.	43,195	$3,019,331

Environmental, Maintenance & Security Services — 2.4%
Rollins, Inc.	89,025	3,033,082

Machinery: Industrial — 4.8%
Douglas Dynamics, Inc.	64,675	2,882,565
EVI Industries, Inc.	37,985	1,212,481
John Bean Technologies Corporation	18,245	1,814,100
		5,909,146
Machinery: Specialty — 2.8%
Albany International Corporation - Class A	18,000	1,622,880
Graco, Inc.	39,670	1,826,407
		3,449,287
Scientific Instruments: Electrical — 1.4%
A.O. Smith Corporation	36,905	1,760,738

Scientific Instruments: Pollution Control — 1.4%
Casella Waste Systems, Inc. - Class A (a)	41,700	1,790,598

Technology — 22.5%
Computer Services Software & Systems — 20.9%
ACI Worldwide, Inc. (a)	40,000	1,253,000
ANSYS, Inc. (a)	10,320	2,284,435
Blackbaud, Inc.	25,700	2,321,738
Bottomline Technologies (de), Inc. (a)	32,000	1,259,200
Descartes Systems Group, Inc. (The) (a)	60,200	2,426,662
Fair Isaac Corporation (a)	8,100	2,458,512
Gartner, Inc. (a)	14,110	2,017,589
Guidewire Software, Inc. (a)	25,285	2,664,533
Mercury Systems, Inc. (a)	35,970	2,919,685
Pluralsight, Inc. - Class A (a)	92,690	1,556,729
SPS Commerce, Inc. (a)	30,434	1,432,528
Tyler Technologies, Inc. (a)	12,809	3,362,362
		25,956,973

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.6% (Continued)	Shares	Value
Technology — 22.5% (Continued)
Production Technology Equipment — 1.6%
Cognex Corporation	41,055	$2,017,032

Total Investments at Value — 95.6% (Cost $98,561,583)		$118,815,013

Other Assets in Excess of Liabilities — 4.4%		5,421,203

Net Assets — 100.0%		$124,236,216

(a)	Non-income producing security.
See accompanying notes to financial statements.

CONESTOGA FUNDS STATEMENTS OF ASSETS AND LIABILITIES September 30, 2019
	Conestoga Small Cap Fund	Conestoga SMid Cap Fund
ASSETS
Unaffiliated investments in securities:
At cost	$1,580,205,589	$98,561,583
At value (Note 2)	$2,313,924,589	$118,815,013
Affiliated investments, at value (Cost $179,324,674) (Note 5)	221,656,219	—
Cash	77,180,094	7,131,703
Receivable for capital shares sold	1,722,708	192,464
Dividends and interest receivable	454,569	15,822
Other assets	66,774	18,169
Total assets	2,615,004,953	126,173,171

LIABILITIES
Payable for capital shares redeemed	612,586	142,134
Payable for investment securities purchased	2,220,236	1,649,594
Payable to Adviser (Note 4)	1,793,206	53,300
Accrued distribution fees (Note 4)	145,186	81
Accrued Trustees fees (Note 4)	39,395	30,605
Payable to administrator (Note 4)	46,760	7,375
Other accrued expenses	159,435	53,866
Total liabilities	5,016,804	1,936,955

NET ASSETS	$2,609,988,149	$124,236,216

NET ASSETS CONSIST OF:
Paid-in capital	$1,781,435,343	$102,841,973
Accumulated earnings	828,552,806	21,394,243
NET ASSETS	$2,609,988,149	$124,236,216

NET ASSET VALUE PER SHARE:
INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$1,751,772,075	$80,813,941
Institutional Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	29,997,936	4,704,918
Net asset value, offering price and redemption price per share (Note 2)	$58.40	$17.18
INVESTORS CLASS
Net assets applicable to Investors Class	$858,216,074	$43,422,275
Investors Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	14,864,481	2,559,137
Net asset value, offering price and redemption price per share (Note 2)	$57.74	$16.97

See accompanying notes to financial statements.

CONESTOGA FUNDS STATEMENTS OF OPERATIONS Year Ended September 30, 2019
	Conestoga Small Cap Fund	Conestoga SMid Cap Fund
INVESTMENT INCOME
Dividend income from unaffiliated investments	$8,244,314	$533,199
Dividend income from affiliated investments (Note 5)	1,958,297	—
Foreign withholding taxes on dividends	(35,313)	(4,218)
Interest	2,171,010	94,332
Total investment income	12,338,308	623,313

EXPENSES
Investment advisory fees (Note 4)	22,415,808	813,418
Distribution fees - Investors Class (Note 4)	2,163,012	96,645
Shareholder Servicing Fees (Note 4)
Institutional Class	704,503	53,227
Investors Class	432,615	19,329
Transfer agent fees (Note 4)	346,350	19,194
Trustees’ fees and expenses (Note 4)	206,397	93,092
Legal fees	136,779	137,274
Fund accounting fees (Note 4)	200,577	62,208
Registration and filing fees	153,455	71,061
Custody and bank service fees	127,619	13,863
Postage and supplies	81,433	8,620
Audit and tax services fees	16,500	15,500
Insurance expense	28,912	899
Printing of shareholder reports	19,678	3,250
Administration fees (Note 4)	3,000	3,000
Federal tax	—	646
Other expenses	21,221	19,134
Total expenses	27,057,859	1,430,360
Fee reductions and expense reimbursements by the Adviser (Note 4)	(2,911,637)	(519,003)
Net expenses	24,146,222	911,357

NET INVESTMENT LOSS	(11,807,914)	(288,044)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from unaffiliated investments	74,771,968	1,942,843
Net realized gains from affiliated investments (Note 5)	865,065	—
Net realized gains from unaffiliated in-kind redemptions (Note 2)	30,971,720	—
Net realized gains from affiliated in-kind redemptions (Note 2)	2,052,781	—
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(186,924,046)	1,043,798
Net change in unrealized appreciation (depreciation) on affiliated investments (Note 5)	(6,879,178)	—
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(85,141,690)	2,986,641

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(96,949,604)	$2,698,597

See accompanying notes to financial statements.

CONESTOGA SMALL CAP FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2019	Year Ended September 30, 2018
FROM OPERATIONS
Net investment loss	$(11,807,914)	$(8,839,243)
Net realized gains from investments	75,637,033	46,676,548
Net realized gains from in-kind redemptions (Note 2)	33,024,501	—
Net change in unrealized appreciation (depreciation) on investments	(193,803,224)	479,484,820
Net increase (decrease) in net assets resulting from operations	(96,949,604)	517,322,125

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional Class	(19,372,114)	(34,977,882)
Investors Class	(11,568,656)	(46,431,272)
Decrease in net assets from distributions to shareholders	(30,940,770)	(81,409,154)

CAPITAL SHARE TRANSACTIONS (Note 6)
Institutional Class
Proceeds from shares sold	591,300,904	969,088,368
Reinvestment of distributions to shareholders	14,266,575	29,131,927
Payments for shares redeemed	(432,354,381)	(210,264,709)
Net increase in Institutional Class net assets from capital share transactions	173,213,098	787,955,586

Investors Class
Proceeds from shares sold	160,320,862	563,831,802
Reinvestment of distributions to shareholders	10,405,719	41,296,386
Payments for shares redeemed	(287,149,823)	(456,578,215)
Net increase (decrease) in Investors Class net assets from capital share transactions	(116,423,242)	148,549,973

TOTAL INCREASE (DECREASE) IN NET ASSETS	(71,100,518)	1,372,418,530

NET ASSETS
Beginning of year	2,681,088,667	1,308,670,137
End of year	$2,609,988,149	$2,681,088,667

See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2019	Year Ended September 30, 2018
FROM OPERATIONS
Net investment loss	$(288,044)	$(202,626)
Net realized gains from investments	1,942,843	474,489
Net change in unrealized appreciation (depreciation) on investments	1,043,798	12,552,919
Net increase in net assets resulting from operations	2,698,597	12,824,782

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional Class	(443,237)	(77,425)
Investors Class	(303,304)	(12,840)
Decrease in net assets from distributions to shareholders	(746,541)	(90,265)

CAPITAL SHARE TRANSACTIONS (Note 6)
Institutional Class
Proceeds from shares sold	54,265,121	20,247,411
Reinvestment of distributions to shareholders	424,824	72,483
Payments for shares redeemed	(20,607,575)	(5,296,864)
Net increase in Institutional Class net assets from capital share transactions	34,082,370	15,023,030

Investors Class
Proceeds from shares sold	31,713,224	34,928,909
Reinvestment of distributions to shareholders	265,006	9,636
Payments for shares redeemed	(27,666,557)	(3,846,629)
Net increase in Investors Class net assets from capital share transactions	4,311,673	31,091,916

TOTAL INCREASE IN NET ASSETS	40,346,099	58,849,463

NET ASSETS
Beginning of year	83,890,117	25,040,654
End of year	$124,236,216	$83,890,117

See accompanying notes to financial statements.

CONESTOGA SMALL CAP FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year:
	Year Ended Sept. 30, 2019		Year Ended Sept. 30, 2018		Year Ended Sept. 30, 2017		Year Ended Sept. 30, 2016		Year Ended Sept. 30, 2015
Net asset value at beginning of year	$61.27		$50.29		$39.01		$33.55		$30.73

Income (loss) from investment operations:
Net investment loss	(0.23	)(a)	(0.19	)(a)	(0.12	)(a)	(0.07	)(a)	(0.09)
Net realized and unrealized gains (losses) on investments	(1.93)		13.93		11.88		6.20		2.91
Total from investment operations	(2.16)		13.74		11.76		6.13		2.82

Less distributions from net realized gains	(0.71)		(2.76)		(0.48)		(0.67)		—

Net asset value at end of year	$58.40		$61.27		$50.29		$39.01		$33.55

Total return (b)	(3.39%)		28.75%		30.43%		18.44%		9.18%

Net assets at end of year (000,000’s)	$1,752		$1,648		$607		$301		$155

Ratios/supplementary data:
Ratio of total expenses to average net assets	0.99%		0.99%		1.02%		1.10%		1.09%
Ratio of net expenses to average net assets (c)	0.90%		0.90%		0.90%		0.90%		0.90%
Ratio of net investment loss to average net assets (c)	(0.41%)		(0.37%)		(0.28%)		(0.21%)		(0.25%)
Portfolio turnover rate	26%		9%		24%		24%		12%

(a)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(c)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
See accompanying notes to financial statements.

CONESTOGA SMALL CAP FUND INVESTORS CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year:
	Year Ended Sept. 30, 2019		Year Ended Sept. 30, 2018		Year Ended Sept. 30, 2017		Year Ended Sept. 30, 2016		Year Ended Sept. 30, 2015
Net asset value at beginning of year	$60.70		$49.95		$38.83		$33.47		$30.72

Income (loss) from investment operations:
Net investment loss	(0.33	)(a)	(0.30	)(a)	(0.20	)(a)	(0.14	)(a)	(0.13)
Net realized and unrealized gains (losses) on investments	(1.92)		13.81		11.80		6.17		2.88
Total from investment operations	(2.25)		13.51		11.60		6.03		2.75

Less distributions from net realized gains	(0.71)		(2.76)		(0.48)		(0.67)		—

Net asset value at end of year	$57.74		$60.70		$49.95		$38.83		$33.47

Total return (b)	(3.57%)		28.47%		30.16%		18.18%		8.95%

Net assets at end of year (000,000’s)	$858		$1,033		$702		$520		$437

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.27%		1.29%		1.34%		1.30%		1.30%
Ratio of net expenses to average net assets (c)	1.10%		1.10%		1.10%		1.10%		1.10%
Ratio of net investment loss to average net assets (c)	(0.60%)		(0.56%)		(0.48%)		(0.41%)		(0.37%)
Portfolio turnover rate	26%		9%		24%		24%		12%

(a)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(c)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Year Ended Sept. 30, 2019		Year Ended Sept. 30, 2018		Year Ended Sept. 30, 2017		Year Ended Sept. 30, 2016		Period Ended Sept. 30, 2015(a)
Net asset value at beginning of period	$17.05		$12.80		$9.99		$8.69		$8.92

Income (loss) from investment operations:
Net investment loss	(0.03	)(b)	(0.06	)(b)	(0.05	)(b)	(0.06	)(b)	(0.05)
Net realized and unrealized gains (losses) on investments	0.30		4.35		2.86		1.36		(0.18)
Total from investment operations	0.27		4.29		2.81		1.30		(0.23)

Less distributions from net realized gains	(0.14)		(0.04)		—		—		—

Net asset value at end of period	$17.18		$17.05		$12.80		$9.99		$8.69

Total return (c)	1.72%		33.64%		28.13%		14.96%		(2.58	%)(d)

Net assets at end of period (000’s)	$80,814		$45,210		$21,653		$16,471		$16,706

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.39%		1.62%		2.11%		1.90%		1.72	%(e)
Ratio of net expenses to average net assets (f)(g)	0.85%		0.86%		0.96%		1.10%		1.10	%(e)
Ratio of net investment loss to average net assets (f)	(0.20%)		(0.37%)		(0.47%)		(0.60%)		(0.63	%)(e)
Portfolio turnover rate	37%		8%		24%		21%		13	%(d)

(a)	For the period December 15, 2014 (commencement of operations) through September 30, 2015.
(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
(g)

Effective January 31, 2018, the Adviser has agreed to reduce its advisory fees and reimburse other expenses in order to limit annual operating expenses to 0.85% of the average daily net assets allocable to Institutional Class Shares. Between January 31, 2017 and January 31, 2018, the expense limitation had been 0.90%. Prior to January 31, 2017, the expense limitation had been 1.10%.

See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND INVESTORS CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year:
	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015
Net asset value at beginning of year	$16.88	$12.71	$9.94	$8.67	$8.73

Income (loss) from investment operations:
Net investment loss (a)	(0.07)	(0.09)	(0.08)	(0.07)	(0.07)
Net realized and unrealized gains on investments	0.30	4.30	2.85	1.34	0.01
Total from investment operations	0.23	4.21	2.77	1.27	(0.06)

Less distributions from net realized gains	(0.14)	(0.04)	—	—	—

Net asset value at end of year	$16.97	$16.88	$12.71	$9.94	$8.67

Total return (b)	1.50%	33.25%	27.87%	14.65%	(0.69%)

Net assets at end of year (000’s)	$43,422	$38,680	$3,388	$1,983	$1,779

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.64%	1.95%	3.04%	2.10%	2.25%
Ratio of net expenses to average net assets (c)(d)	1.10%	1.10%	1.20%	1.35%	1.35%
Ratio of net investment loss to average net assets (c)	(0.45%)	(0.62%)	(0.73%)	(0.85%)	(0.77%)
Portfolio turnover rate	37%	8%	24%	21%	13%

(a)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(c)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
(d)

Effective January 31, 2018, the Adviser has agreed to reduce its advisory fees and reimburse other expenses in order to limit annual operating expenses to 1.10% of the average daily net assets allocable to Investors Class Shares. Between January 31, 2017 and January 31, 2018, the expense limitation had been 1.15%. Prior to January 31, 2017, the expense limitation had been 1.35%.

See accompanying notes to financial statements.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2019

1. Organization

Conestoga Funds (the “Trust”) was organized as a Delaware statutory trust on February 5, 2002. The Trust consists of two series, the Conestoga Small Cap Fund (the “Small Cap Fund”) and the Conestoga SMid Cap Fund (the “SMid Cap Fund,” individually, a “Fund” and together with the Small Cap Fund, the “Funds”). The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund’s investment objective is to achieve long-term growth of capital. Each Fund currently offers two classes of shares, Institutional Class and Investors Class.

Each Fund’s two classes of shares represent interests in the same portfolio of investments, and have the same rights, but the share classes differ primarily in the expenses to which they are subject and have differing investment minimums. Institutional Class shares are sold without any sales loads or distribution fees but are subject to a shareholder servicing fee of up to 0.10% of the average daily net assets allocable to Institutional Class shares and require a $250,000 initial investment. Investors Class shares are sold without any sales loads but are subject to a distribution fee of up to 0.25% and a shareholder servicing fee of up to 0.25% of the average daily net assets allocable to Investors Class shares and require a $2,500 initial investment. The Board of Trustees of the Trust (the “Board”) has determined to limit the shareholder servicing fees paid by Investors Class shares of each Fund to 0.05% of the average daily net assets allocable to Investors Class shares until at least September 30, 2019.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange, Inc. (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Funds value their listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted bid price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

events, the Funds value their securities and other assets at fair value, as determined in good faith by the Trust’s officers, in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate each Fund’s NAV may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2019:

Conestoga Small Cap Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$2,514,923,253	$—	$—	$2,514,923,253
Money Market Funds	20,657,555	—	—	20,657,555
Total	$2,535,580,808	$—	$—	$2,535,580,808

Conestoga SMid Cap Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$118,815,013	$—	$—	$118,815,013
Total	$118,815,013	$—	$—	$118,815,013

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Refer to each Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. The Funds did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended September 30, 2019.

Share valuation – The NAV per share of each class of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of each Fund is equal to the NAV per share of such class.

Cash account – Each Fund’s cash is held in a bank account with balances which may exceed the amount covered by federal deposit insurance. As of September 30, 2019, the cash balances reflected on the Statements of Assets and Liabilities for each Fund represent the amount held in a deposit sweep account.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s rules and tax rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated between the Funds based on the relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Distributions to shareholders – Each Fund distributes to its shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders of each Fund during the years ended September 30, 2019 and 2018 was as follows:

	Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Small Cap Fund	September 30, 2019	$16,431,969	$14,508,801	$30,940,770
	September 30, 2018	—	81,409,154	81,409,154
SMid Cap Fund	September 30, 2019	$45,167	$701,374	$746,541
	September 30, 2018	—	90,265	90,265

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Allocation between classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of a Fund based upon its proportionate share of total net assets of that Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses that are not attributable to a specific class are allocated daily to each class of shares of a Fund based upon its proportionate share of total net assets.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve each Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2019:

	Small Cap Fund	SMid Cap Fund
Tax cost of portfolio investments	$1,761,131,123	$98,958,233
Gross unrealized appreciation	$853,585,001	$25,273,736
Gross unrealized depreciation	(79,135,316)	(5,416,956)
Net unrealized appreciation	774,449,685	19,856,780
Undistributed long-term gains	57,078,419	1,777,477
Accumulated other losses	(2,975,298)	(240,014)
Accumulated earnings	$828,552,806	$21,394,243

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for each Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

During the year ended September 30, 2019, the Small Cap Fund realized $33,024,501 of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash). The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities and recognizes a loss to the extent that the cost of those securities exceeds the value of the distributed securities on the date of redemption. The Fund has reclassified this amount against paid-in capital on the Statements of Assets and Liabilities.

Additionally, for the year ended September 30, 2019, the following reclassifications were made on the Statements of Assets and Liabilities for the Funds as a result of permanent differences in the recognition of gains or losses under income tax regulations and GAAP:

	Small Cap Fund	SMid Cap Fund
Paid-in capital	$33,442,863	$(42,213)
Accumulated earnings	$(33,442,863)	$42,213

Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, had no effect on each Fund’s net assets or NAV per share.

Qualified late year ordinary losses incurred after December 31, 2018 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended September 30, 2019, the Small Cap Fund and the SMID Cap Fund deferred $2,975,298 and $240,014, respectively, of late year ordinary losses to October 1, 2019 for federal income tax purposes.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify their major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended September 30, 2019, the cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $694,632,395 and $631,786,283, respectively, for the Small Cap Fund and $70,000,465 and $34,124,290, respectively, for the SMid Cap Fund.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Small Cap Fund has entered into an Investment Advisory Agreement with Conestoga Capital Advisors, LLC (the “Adviser”) to provide supervision and assistance in overall management services to the Small Cap Fund. For these services, the Small Cap Fund pays the Adviser a fee, calculated daily and paid monthly, equal to an annual rate of 0.90% of its average daily net assets. The Adviser has contractually agreed to limit the Small Cap Fund’s net annual operating expenses (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions, interest, other expenditures that are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to 1.10% (for the Investors Class) and 0.90% (for the Institutional Class) of average daily net assets until at least January 31, 2020. During the year ended September 30, 2019, the Adviser reduced its fees from the Small Cap Fund by $929,187 and reimbursed other operating expenses of $1,982,450 under this arrangement. In addition, if at any point during the 24 months following the date that the Adviser reduced its fees and/or made expense reimbursements, it becomes unnecessary for the Adviser to reduce its fees or make expense reimbursements, the Adviser may recapture any of its prior fee reductions or expense reimbursements to the extent such recapture does not cause the Fund’s total annual operating expenses to exceed the applicable expense limitation that was in effect at the time of the fee reduction or expense reimbursement. As of September 30, 2019, the Adviser may seek recovery of advisory fee reductions and expense reimbursements no later than the dates as stated below:

	September 30, 2020	September 30, 2021	Total
Small Cap Fund	$2,711,892	$2,911,637	$5,623,529

During the year ended September 30, 2019, the Adviser did not recover any previous fee reductions and expense reimbursements from the Small Cap Fund.

The SMid Cap Fund has entered into an Investment Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the SMid Cap Fund. For these services, the SMid Cap Fund pays the Adviser a fee, calculated daily and paid monthly, equal to an annual rate of 0.85% of its average daily net assets. The Adviser has contractually agreed to limit the SMid Cap Fund’s net annual operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to 1.10% (for the Investors Class) and 0.85% (for the Institutional Class) of average daily net assets until at least January 31, 2020. During the year ended September 30, 2019, the Adviser reduced its fees from the SMid Cap Fund by $407,560 and reimbursed other operating expenses of $111,443 under this arrangement. In addition, if at any point during the 24 months following the date that the Adviser

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

reduced its fees and/or made expense reimbursements, it becomes unnecessary for the Adviser to reduce its fees or make expense reimbursements, the Adviser may recapture any of its prior fee reductions or expense reimbursements to the extent such recapture does not cause the Fund’s total annual operating expenses to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the fee reduction or expense reimbursement. As of September 30, 2019, the Adviser may seek recovery of advisory fee reductions and expense reimbursements no later than the dates as stated below:

	September 30, 2020	September 30, 2021	Total
SMid Cap Fund	$353,591	$519,003	$872,594

During the year ended September 30, 2019, the Adviser did not recover any previous fee reductions or expense reimbursements from the SMid Cap Fund. Prior to January 31, 2018, the expense limitation for the SMid Cap Fund was 1.15% for Investors Class shares and 0.90% for Institutional Class shares.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

The Trust, on behalf of each Fund, has adopted a distribution plan (the “Distribution Plan”), pursuant to Rule 12b-1 under the 1940 Act, which permits each Fund to pay certain expenses associated with the distribution of Investors Class shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Funds. The Distribution Plan provides that each Fund may reimburse the Distributor (herein after defined) for distribution expenses in an amount not exceeding, on an annual basis, 0.25% of the average daily net assets allocable to Investors Class shares. During the year ended September 30, 2019, Investors Class shares of the Small Cap Fund and the SMid Cap Fund incurred fees of $2,163,012 and $96,645, respectively, under the Distribution Plan.

The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan under which each Fund may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers. Each Fund may pay shareholder servicing fees in an amount not exceeding, on an annual basis, 0.10% of the average daily net assets allocable to the Institutional Class shares and 0.25% of the average daily net assets allocable to the Investors Class shares. The Board has approved a limitation on the shareholder servicing fees of 0.05% of the average daily net asset attributable to Investors Class shares for the year ended September 30, 2019. During the year ended September 30, 2019, Institutional Class shares and Investors Class shares of the Small Cap Fund incurred fees of $704,503 and $432,615, respectively, under the Shareholder Servicing

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Plan. During the year ended September 30, 2019, Institutional Class shares and Investors Class shares of the SMid Cap Fund incurred fees of $53,227 and $19,329, respectively, under the Shareholder Servicing Plan.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides fund accounting, compliance, transfer agency and certain administration services to the Funds. Each Fund pays Ultimus fees in accordance with the agreements for such services. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing its portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to each Fund. The Distributor is a wholly-owned subsidiary of Ultimus.

Certain officers of the Trust are also officers of Ultimus and/or the Distributor. An employee of Ultimus serves as the Trust’s Anti-Money Laundering Officer.

TRUSTEE COMPENSATION

Trustees affiliated with the Adviser are not compensated by the Trust for their services. Effective January 1, 2019, each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives from the Trust a quarterly retainer of $10,000 (except that such fee is $15,000 for each of the Lead Independent Trustee and the Chairman of the Audit Committee), a fee of $5,000 for each quarterly or special meeting attended in person; and 50% of such meeting fee for telephonic meetings attended. Each Fund pays its proportionate share of such fees. From January 1, 2018 through December 31, 2018, the quarterly retainer was $8,500 (except that such fee was $13,000 for each of the Lead Independent Trustee and the Chairman of the Audit Committee); a fee of $5,000 for each meeting attended in-person; and 50% of such meeting fee for meetings attended telephonically.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

PRINCIPAL HOLDERS OF FUND SHARES

As of September 30, 2019, the following shareholders owned of record 25% or more of the outstanding shares of each class of each Fund:

NAME OF RECORD OWNER	% Ownership
Conestoga Small Cap Fund - Institutional Class
National Financial Services, LLC (for the benefit of its customers)	28%
Conestoga Small Cap Fund - Investor Class
National Financial Services, LLC (for the benefit of its customers)	45%
Conestoga SMid Cap Fund - Institutional Class
Charles Schwab & Company, Inc. (for the benefit of its customers)	54%
National Financial Services, LLC (for the benefit of its customers)	27%
Conestoga SMid Cap Fund - Investor Class
National Financial Services, LLC (for the benefit of its customers)	55%
Charles Schwab & Company, Inc. (for the benefit of its customers)	27%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Affiliated Issuers

A company is considered an affiliate of a Fund under the 1940 Act if the Fund’s holdings in that company represent 5% or more of the outstanding voting shares of the company. As of September 30, 2019, the Small Cap Fund owns 5.57%, 5.93%, 7.11%, and 6.61% of the outstanding voting shares of Douglas Dynamics, Inc., LeMaitre Vascular, Inc., Mesa Laboratories, Inc., and Vocera Communications, Inc., respectively. The industry and percentage of net assets for these holdings can be found on the Small Cap Fund’s Schedule of Investments. As of September 30, 2018, NVE Corporation was an affiliate of the Small Cap Fund, but as of September 30, 2019, the Small Cap Fund does not hold a position in NVE Corporation, which is no longer an affiliate of the Fund. Further information on these holdings for the year ended September 30, 2019 appears below:

	Douglas Dynamics, Inc.	LeMaitre Vascular, Inc.	Mesa Laboratories, Inc.	Vocera Communications, Inc.	Total
Percentage of Outstanding Voting Shares Owned	5.57%	5.93%	7.11%	6.61%
Shares at Beginning of Year	876,485	1,104,399	321,136	1,215,900
Shares Purchased During the Year	422,075	99,550	26,675	911,745
Shares Sold During the Year	(29,610)	(27,460)	(38,030)	(49,345)
Shares at End of Year	1,268,950	1,176,489	309,781	2,078,300
Market Value at Beginning of Year	$38,477,692	$42,784,417	$59,609,264	$44,477,622	$185,348,995
Cost of Purchases During the Year	17,566,190	2,797,812	5,632,129	26,567,233	52,563,364
Cost of Sales During the Year	(987,522)	(598,883)	(6,585,258)	(1,205,299)	(9,376,962)
Change in Unrealized Appreciation (Depreciation)	1,500,742	(4,770,952)	15,000,493	(18,609,461)	(6,879,178)
Market Value at End of Year	$56,557,102	$40,212,394	$73,656,628	$51,230,095	$221,656,219
Net Realized Gains During the Year	$343,362	$361,093	$2,193,101	$20,290	$2,917,846
Dividend Income Earned During the Year	$1,375,927	$380,995	$201,375	$—	$1,958,297

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

6. Capital Share Activity

The following table summarizes the capital share activity in Institutional Class shares of the Small Cap Fund:

	For the Year Ended September 30, 2019		For the Year Ended September 30, 2018
	Shares	Value	Shares	Value
Issued	10,634,907	$591,300,904	18,093,787	$969,088,368
Reinvested	273,410	14,266,575	599,299	29,131,927
Redeemed	(7,810,752)	(432,354,381)	(3,863,342)	(210,264,709)
Total	3,097,565	$173,213,098	14,829,744	$787,955,586

The following table summarizes the capital share activity in Investors Class shares of the Small Cap Fund:

	For the Year Ended September 30, 2019		For the Year Ended September 30, 2018
	Shares	Value	Shares	Value
Issued	2,933,294	$160,320,862	10,756,703	$563,831,802
Reinvested	201,349	10,405,719	856,061	41,296,386
Redeemed	(5,286,903)	(287,149,823)	(8,644,725)	(456,578,215)
Total	(2,152,260)	$(116,423,242)	2,968,039	$148,549,973

The following table summarizes the capital share activity in Institutional Class shares of the SMid Cap Fund:

	For the Year Ended September 30, 2019		For the Year Ended September 30, 2018
	Shares	Value	Shares	Value
Issued	3,388,672	$54,265,121	1,297,041	$20,247,411
Reinvested	29,018	424,824	5,405	72,483
Redeemed	(1,364,867)	(20,607,575)	(341,534)	(5,296,864)
Total	2,052,823	$34,082,370	960,912	$15,023,030

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following table summarizes the capital share activity in Investors Class shares of the SMid Cap Fund:

	For the Year Ended September 30, 2019		For the Year Ended September 30, 2018
	Shares	Value	Shares	Value
Issued	2,018,381	$31,713,224	2,269,826	$34,928,909
Reinvested	18,289	265,006	724	9,636
Redeemed	(1,768,637)	(27,666,557)	(245,981)	(3,846,629)
Total	268,033	$4,311,673	2,024,569	$31,091,916

7. Sector Risk

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact a particular sector. As of September 30, 2019, the Small Cap Fund had 29.8% and 22.3% of the value of its net assets invested in stocks within the Technology and Producer Durables sectors, respectively. As of September 30, 2019, the SMid Cap Fund had 22.6% and 22.5% of the value of its net assets invested in stocks within the Producer Durables and Technology sectors, respectively. As of September 30, 2019, neither Fund had a concentration of more than 25% of the value of its net assets invested in stocks within a particular industry.

8. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

9. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

CONESTOGA FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Conestoga Funds
and the Shareholders of Conestoga Small Cap Fund
and Conestoga SMid Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Conestoga Small Cap Fund and Conestoga SMid Cap Fund, each a series of shares of beneficial interest in Conestoga Funds (the “Funds”), including the schedules of investments, as of September 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting

CONESTOGA FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Conestoga Funds since 2004.

Philadelphia, Pennsylvania
November 25, 2019

CONESTOGA FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees, Rule 12b-1 distribution fees (if applicable), shareholder servicing fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (April 1, 2019) and held until the end of the period (September 30, 2019).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

CONESTOGA FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

Conestoga Small Cap Fund	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Net Expense Ratio(a)	Expenses Paid During Period(b)
Institutional Class
Based on Actual Fund Returns	$1,000.00	$1,054.10	0.90%	$4.63
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.56	0.90%	$4.56
Investor Class
Based on Actual Fund Returns	$1,000.00	$1,053.10	1.10%	$5.66
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.55	1.10%	$5.57

Conestoga SMid Cap Fund	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Net Expense Ratio(a)	Expenses Paid During Period(b)
Institutional Class
Based on Actual Fund Returns	$1,000.00	$1,088.00	0.85%	$4.45
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
Investor Class
Based on Actual Fund Returns	$1,000.00	$1,087.10	1.10%	$5.76
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.55	1.10%	$5.57

(a)	Annualized, based on each Fund’s most recent one-half year expenses.
(b)

Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period), for Actual and Hypothectical Return information, respectively.

CONESTOGA FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-494-2755, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-494-2755, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT. These filings are available upon request by calling 1-800-494-2755. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

FEDERAL TAX INFORMATION (Unaudited)

Qualified Dividend Income – The Small Cap Fund and the SMid Cap Fund designate 82.4% and 100.0%, respectively, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the fiscal year 2019, 82.1% and 100.0% of the ordinary income dividends of the Small Cap Fund and the SMid Cap Fund, respectively, qualify for the corporate dividends received deduction.

For the fiscal year ended September 30, 2019, the Small Cap Fund and the SMid Cap Fund designated $14,508,801 and $701,374, respectively, as long-term capital gain distributions subject to a maximum tax rate of 20%.

CONESTOGA FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The business and affairs of the Funds are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the trustees and executive officers of the Trust as of September 30, 2019 are set forth below.

Name (Birth Year)	Position(s) Held with the Funds	Term of Office and Length of Time Served[1]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee[3]
Independent Trustees [4]:
Nicholas J. Kovich (1956)	Trustee	Since 2002	Managing Director, Beach Investment Counsel, from 2011 to 2018; President and Chief Executive Officer, Kovich Capital Management (private asset management) since 2001.	2	Trustee, the Milestone Funds (1 Portfolio) (2007-2011)
James G. Logue (1956)	Trustee	Since 2013	Shareholder, McCausland Keen + Buckman (attorneys at law) since 1991.	2	None
Denise C. Marbach (1954)	Trustee	Since 2018	President of Gwynedd Marcy Academy since 2017; Assurance Partner at PwC (1999 to 2015).	2	None
Richard E. Ten Haken (1934)	Trustee	Since 2002	Chairman and President, Ten Haken & Associates, Inc. (financial management consulting).	2	None
Interested Trustees [4]:
William C. Martindale, Jr.[5] (1942)	Chairman of the Board & Trustee	Chairman since 2011 & Trustee since 2002	Managing Partner, Co-Founder and Chief Investment Officer of Conestoga Capital Advisors, LLC from 2001 to 2014.	2	None
Robert M. Mitchell[5] (1969)	Trustee & Chief Executive Officer	Trustee since 2011 & Chief Executive Officer since 2019	Managing Partner, Co-Founder and Portfolio Manager since 2001 and Chief Investment Officer since 2014 of Conestoga Capital Advisors, LLC.	2	None

CONESTOGA FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and (Birth Year)	Position(s) Held with the Funds; Term of Office and Length of Time Served[1]	Principal Occupation During Past Five Years
Executive Officers:
Duane R. D’Orazio (1972)	Secretary since 2002; Chief Compliance Officer since 2004	Managing Partner and Co-Founder of Conestoga Capital Advisors, LLC since 2001 and Chief Compliance Officer of Conestoga Capital Advisors, LLC since 2007.
Mark S. Clewett (1968)	Senior Vice President since 2006	Managing Partner, President of Conestoga Capital Advisors, LLC since 2018 and Director of Institutional Sales and Client Service of Conestoga Capital Advisors, LLC since 2006.
Joseph F. Monahan (1959)	Senior Vice President since 2009 and Treasurer since 2019	Managing Partner, Portfolio Manager and Research Analyst of Conestoga Capital Advisors, LLC since 2008.
Jennifer L. Leamer (1976)	Assistant Treasurer since 2016	Since 2014, Vice President, Mutual Fund Controller and Business Analyst from 2007 to 2014 of Ultimus Fund Solutions, LLC.
Daniel D. Bauer (1977)	Assistant Treasurer since 2016	Since 2015, Assistant Mutual Fund Controller; Fund Accounting Manager from 2012 to 2015 of Ultimus Fund Solutions, LLC.
Stephen L. Preston (1966)	Assistant Vice President and Anti- Money Laundering Officer since 2016	Since 2011, Vice President and Chief Compliance Officer of Ultimus Fund Distributors, LLC and Assistant Vice President of Ultimus Fund Solutions, LLC.

[1]

There is no defined term of office for service as a Trustee or Officer. Each Trustee and Officer serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.

[2]	The “Fund Complex” consists of the Funds.
[3]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the 1940 Act.

[4]	Each Trustee may be contacted by writing to the Trustee, c/o Conestoga Funds, CrossPoint at Valley Forge, 550 E. Swedesford Road, Suite 120 East, Wayne, PA 19087.
[5]

Mr. Mitchell is deemed to be an “interested person” of the Trust by reason of his position as Managing Partner of Conestoga Capital Advisors, LLC. Mr. Martindale is deemed to be an “interested person” of the Trust by reason of his beneficial ownership of nonvoting stock of Conestoga Capital Advisors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-494-2755.

Interested Trustees

William C. Martindale, Jr., Chairman
Robert M. Mitchell, Chief Executive Officer

Independent Trustees

Nicholas J. Kovich
James G. Logue
Denise C. Marbach
Richard E. Ten Haken

Investment Adviser

Conestoga Capital Advisors, LLC
CrossPoint at Valley Forge
550 E. Swedesford Road, Suite 120 East
Wayne, PA 19087

Dividend Paying Agent,
Shareholders’ Servicing Agent,
Transfer Agent

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Custodian

UMB Bank, NA
928 Grand Blvd.
Kansas City, MO 64106

Distributor

Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Independent Registered Public Accounting Firm

BBD, LLP
1835 Market Street 3rd Floor
Philadelphia, PA 19103

Legal Counsel

Drinker Biddle & Reath LLP
One Logan Square Suite 2000
Philadelphia, PA 19103

Conestoga Funds’ Officers

William C. Martindale, Jr., Chairman
Robert M. Mitchell, Chief Executive Officer
Duane R. D’Orazio, Secretary, Chief Compliance Officer
Mark S. Clewett, Senior Vice President
Joseph F. Monahan, Senior Vice President, Treasurer
Jennifer L. Leamer, Assistant Treasurer
Daniel D. Bauer, Assistant Treasurer
Stephen L. Preston, Assistant Vice President
and Anti-Money Laundering Officer

This report is provided for the general information of the shareholders of the Conestoga Small Cap and SMid Cap Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Nicholas J. Kovich. Mr. Kovich is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $26,000 and $26,000 with respect to the registrant’s fiscal years ended September 30, 2019 and 2018, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $4,000 and $4,000 with respect to the registrant’s fiscal years ended September 30, 2019 and 2018, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	With respect to the fiscal years ended September 30, 2019 and 2018, aggregate non-audit fees of $4,000 and $4,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Schedule filed with Item 1

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Conestoga Funds

By (Signature and Title)*		/s/ Robert M. Mitchell.
Robert M. Mitchell, Chief Executive Officer

Date	December 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Robert M. Mitchell
Robert M. Mitchell, Chief Executive Officer

Date	December 4, 2019

By (Signature and Title)*		/s/ Joseph F. Monahan
Joseph F. Monahan, Treasurer and Principal Accounting Officer

Date	December 4, 2019

*	Print the name and title of each signing officer under his or her signature.